                                                                    EXHIBIT 23.2



                         CONSENT OF ARTHUR ANDERSEN LLP



    As independent public accountants, we hereby consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 28, 1997 included in this Registration Statement on Form S-1.



                                          ARTHUR ANDERSEN LLP



Chicago, Illinois
April 1, 1997